EXHIBIT 23.2
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INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration
Statement of Aldila, Inc. on Form S-8 of our report dated
February 7, 1997 appearing in the Annual Report on Form 10-K of
Aldila, Inc. for the year ended December 31, 1996.


DELOITTE & TOUCHE LLP

San Diego, California
July 24, 1997